Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Frank Constantinople – Senior Vice President, Investor Relations

Tel: +1-203-504-1063

fconstantinople@aircastle.com

The IGB Group

Leon Berman

Tel: +1-212-477-8438

lberman@igbir.com

Aircastle Posts 2014 Passive Foreign Investment Company (“PFIC”) Annual Information Statements to Website

Stamford, CT. March 26, 2015 - Aircastle Limited (NYSE: AYR) announced today that it has posted its 2014 PFIC Annual Information Statement to its website.

Aircastle is considered a passive foreign investment company (a “PFIC”) for U.S. Federal income tax purposes through 2014 and expects to be treated as a PFIC for the foreseeable future. U.S. shareholders are advised to consult with their tax advisors with respect to the 2014 PFIC Annual Information Statement.

To access Aircastle’s 2014 PFIC Annual Information Statement, select the tab “Tax Information (PFIC)” under the Investors section of the home page of the Aircastle website at www.aircastle.com.

About Aircastle Limited

Aircastle Limited acquires, leases and sells commercial jet aircraft to airlines throughout the world. As of December 31, 2014, Aircastle’s aircraft portfolio consisted of 148 aircraft on lease with 54 customers located in 34 countries.

Safe Harbor

Certain items in this press release and other information we provide from time to time, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not necessarily limited to, statements relating to our ability to acquire, sell, lease or finance aircraft, raise capital, pay dividends, and increase revenues, earnings, EBITDA, Adjusted EBITDA, Adjusted Net Income, Cash ROE and Net Cash Interest Margin and the global aviation industry and aircraft leasing sector. Words such as “anticipates,”

“expects,” “intends,” “plans,” “projects,” “believes,” “may,” “will,” “would,” “could,” “should,” “seeks,” “estimates” and variations on these words and similar expressions are intended to identify such forward-looking statements. These statements are based on our historical performance and that of our subsidiaries and on our current plans, estimates and expectations and are subject to a number of factors that could lead to actual results materially different from those described in the forward-looking statements; Aircastle can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this report. Factors that could have a material adverse effect on our operations and future prospects or that could cause actual results to differ materially from Aircastle’s expectations include, but are not limited to, capital markets disruption or volatility which could adversely affect our continued ability to obtain additional capital to finance new investments or our working capital needs; government fiscal or tax policies, general economic and business conditions or other factors affecting demand for aircraft or aircraft values and lease rates; our continued ability to obtain favorable tax treatment in Bermuda, Ireland and other jurisdictions; our ability to pay dividends; high or volatile fuel prices, lack of access to capital, reduced load factors and/or reduced yields, operational disruptions caused by political unrest and other factors affecting the creditworthiness of our airline customers and their ability to continue to perform their obligations under our leases, and other risks detailed from time to time in Aircastle’s filings with the Securities and Exchange Commission (“SEC”), including as described in Item 1A “Risk Factors” in our form 10K for the year ended December 31, 2014. In addition, new risks and uncertainties emerge from time to time, and it is not possible for Aircastle to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of this date. Aircastle expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

For more information regarding Aircastle and to be added to our email distribution list, please visit http://www.aircastle.com.